Exhibit 10.14
INDEMNIFICATION AGREEMENT
This INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into this [•] day of [•], 20__ (the “Effective Date”) by and between Spark Networks SE, a Societas Europaea under German Law, registered in the commercial register of the local court of Munich, Germany, under HRB 232591 (the “Company”), and [•] (the “Indemnitee”).
WHEREAS, the Company believes it is essential to retain and attract qualified directors and officers;
WHEREAS, the Indemnitee is a director and/or officer of the Company;
WHEREAS, both the Company and the Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies;
WHEREAS, both the Company and Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and key employees, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;
WHEREAS the Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee may not be willing to continue to serve in Indemnitee’s current capacity with the Company without additional protection;
[WHEREAS, the Indemnitee is relying upon the rights afforded under this Agreement in accepting the Indemnitee’s position as a director, officer or employee of the Company; and][FOR NEW DIRECTORS/OFFICERS]
NOW, THEREFORE, in consideration of the premises contained herein and of the Indemnitee [continuing][agreeing] to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:
1.Certain Definitions.
(a)A “Change in Control” shall be deemed to have occurred if:
(i)any person hereafter becomes the beneficial owner directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company’s then outstanding Voting Securities, other than (1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (2) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (3) any current beneficial stockholder or group including the heirs, assigns and successors thereof, of beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.

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(ii)during any period of two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors (the “Board”) and any new director whose nomination to the Board was approved by at least two-thirds of the directors then in office who either were directors at the beginning of the period or whose nomination was previously so approved, cease for any reason to constitute a majority thereof; or
(iii)the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of transactions, of all or substantially all of the Company’s assets.
(b) “Expense” shall mean attorneys’ fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing for any of the foregoing, any Proceeding relating to or arising out of any Indemnifiable Event.
(c)“Indemnifiable Event” shall mean any event or occurrence that takes place either prior to, on or after the execution of this Agreement, related to or arising out of the fact that the Indemnitee is or was a director or officer of the Company or its subsidiaries, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, or related to or arising out of anything done or not done by the Indemnitee in any such capacity, provided that the Indemnitee has not violated any duties pursuant to Sec. 93 AktG in connection with Sec. 39, 40 para. 8 SEAG.
(d)“Potential Change in Control” shall be deemed to occur if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; (iii) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding Voting Securities, increases his or her beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof; or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

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(e)“Proceeding” shall mean any threatened, pending or completed action, suit, investigation or proceeding, and any appeal thereof, whether civil, criminal, administrative, arbitrative, investigative or otherwise and/or any inquiry or investigation, whether formal or informal, conducted by the Company or any other party, that the Indemnitee in good faith believes might lead to the institution of any such action.
(f)“Reviewing Party” shall mean any appropriate person or body consisting of a member or members of the Company’s Board or any other person or body appointed by the Board (including the independent counsel referred to in Section 7 hereof) who is not a party to the particular Proceeding with respect to which the Indemnitee is seeking indemnification and who is acceptable to the Indemnitee (acceptance to not be unreasonably to be withhold).
(g)“Voting Securities” shall mean any securities of the Company which vote generally in the election of directors.
2.Indemnification. In the event the Indemnitee was or is a party to, or is threatened to be made a party to, or is involved (as a party, witness, or otherwise) in any Proceeding by reason of (or arising in part out of) an Indemnifiable Event, whether the basis of the Proceeding is the Indemnitee’s alleged action in an official capacity as a director or officer of the Company or any of its subsidiaries or in any other capacity while serving as a director or officer of the Company or any of its subsidiaries, the Company shall indemnify the Indemnitee to the fullest extent permitted by law and the Statutes, subject to certain exceptions contained therein, and subject to any exceptions contained in this Agreement, against any and all Expenses, liability, and loss (including judgments, ERISA excise taxes and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any director or officer as a result of the actual or deemed receipt of any payments under this Agreement) (collectively, “Liabilities”) reasonably incurred or suffered by such person in connection with such Proceeding. “Liabilities” shall include any liability of the Indemnitee’s lawful spouse derived by reason of the statutory law, common law or otherwise of any applicable jurisdiction arising solely because of that person’s capacity as the spouse of the Indemnitee in connection with an Indemnifiable Event, such as liability for damages recoverable from marital community property, property jointly held by the Indemnitee and the spouse or property transferred from the Indemnitee to the spouse. The Company shall provide indemnification pursuant to this Section 2 as soon as practicable, but in no event later than 30 calendar days after it receives written demand from the Indemnitee. Notwithstanding the foregoing, the Company shall only indemnify an Indemnitee that acted in good faith and in a manner reasonably believed to be in and not opposed to the Company’s best interest, and, with respect to any criminal action or proceeding, such Indemnitee had no reason to believe his or her conduct was unlawful. For the avoidance of doubt, the Indemnitee is not entitled to claim indemnification in connection with any event in which the Indemnitee has violated any of its duties vis-à-vis the Company.
3.Advancement of Expenses. The Company shall advance Expenses to the Indemnitee within 30 calendar days of such request (an “Expense Advance”). Such advances shall be unsecured and interest free and shall be made without regard to Indemnitee’s ability to

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repay the Expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Indemnitee shall be entitled to continue to receive advancement of Expenses pursuant to this Section 3 unless and until the matter of Indemnitee’s entitlement to indemnification hereunder has been finally adjudicated by court order or judgment from which no further right of appeal exists. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it ultimately is determined that Indemnitee is not entitled to be indemnified by the Company under the other provisions of this Agreement. Indemnitee shall qualify for advances upon the execution and delivery of this Agreement, which shall constitute the requisite undertaking with respect to repayment of advances made hereunder and no other form of undertaking shall be required to qualify for advances made hereunder other than the execution of this Agreement. Expenses incurred by the Indemnitee while not acting in his/her capacity as a director or officer of the Company or any subsidiary thereof, including service with respect to employee benefit plans, may be advanced upon such terms and conditions as the Board, in its sole discretion, deems appropriate.
4.Limits on Indemnification and Advancement. Notwithstanding anything in this Agreement to the contrary and except as provided in Section 7 hereof, the Indemnitee shall not be entitled, pursuant to this Agreement, (a) to indemnification or advancement in connection with any Proceeding initiated by the Indemnitee against the Company or its subsidiaries or any of their respective directors or officers unless the Company has joined in or consented to the initiation of such Proceeding; or (b) to indemnification on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company
5.Review Procedure for Indemnification. Notwithstanding the foregoing, (a) the obligations of the Company under Sections 2 and 3 hereof shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special independent counsel referred to in Section 7 hereof is involved) that the Indemnitee would not be permitted to be indemnified under applicable law, and (b) the obligation of the Company to make an Expense Advance pursuant to Section 3 hereof shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that the Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if the Indemnitee has commenced legal proceedings in a court of competent jurisdiction pursuant to Section 6 hereof to secure a determination that the Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that the Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and the Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). To the extent permitted by law, the Indemnitee’s obligation to reimburse the Company for Expense Advances pursuant to this Section 5 shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board, and if there has been such a Change in Control, other than a Change in Control which has been approved by a majority of the Company’s Board who were directors

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immediately prior to such Change in Control, the Reviewing Party shall be the special independent counsel referred to in Section 7 hereof.
6.Enforcement of Indemnification Rights. If the Reviewing Party determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, or if the Indemnitee has not otherwise been paid in full pursuant to Sections 2 and 3 hereof within 30 calendar days after a written demand has been received by the Company, the Indemnitee shall have the right to commence litigation in any court in Berlin, Germany, and in which venue is proper to recover the unpaid amount of the demand (an “Enforcement Proceeding”) and, if successful in whole or in part, the Indemnitee shall be entitled to be paid any and all Expenses in connection with such Enforcement Proceeding. The Company hereby consents to service of process for such Enforcement Proceeding and to appear in any such Enforcement Proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and the Indemnitee. Neither the failure of the Reviewing Party to have made a determination prior to the commencement of an Enforcement Proceeding that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct , nor an actual determination by the Reviewing Party that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of Expenses, under this Section 6 or otherwise, shall be on the Company; this does not apply if the Company claims that there has been a violation of duty by the Indemnitee, in which case the statutory distribution of the burden of proof applies. The Company shall be precluded from asserting in any Proceeding that the provisions of this Agreement are not valid, binding and enforceable or that there is insufficient consideration for this Agreement and shall stipulate in court that the Company is bound by all the provisions of this Agreement. Failure by the Company to comply with the provisions of this Agreement will cause irreparable and irremediable injury to the Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy the Indemnitee may have at law or in equity with respect to a breach of this Agreement, the Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Company of its obligations under this Agreement.
7.Change in Control. The Company agrees that if there is a Change in Control of the Company, other than a Change in Control which has been approved by a majority of the Company’s Board who were directors immediately prior to such Change in Control, then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company’s Statutes now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from independent counsel selected by the Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. Such independent counsel shall not have otherwise performed services

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for the Company or the Indemnitee, other than in connection with such matters, within the last five years. Such independent counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement. Such independent counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of special independent counsel pursuant to this Agreement.
8.Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by the Indemnitee, create a trust (the “Trust”) for the benefit of the Indemnitee, and from time to time upon written request of the Indemnitee shall fund such Trust, to the extent permitted by law, in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Proceeding relating to an Indemnifiable Event, and any and all judgments and settlement amounts of any and all Proceedings relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the special independent counsel referred to in Section 7 hereof is involved. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee of the Trust (the “Trustee”) shall advance, within ten calendar days of a request by the Indemnitee, any and all Expenses to the Indemnitee, to the extent permitted by law, (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 5 hereof), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be a bank or trust company or other individual or entity chosen by the Indemnitee and acceptable to and approved of by the Company. Nothing in this Section 8 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.
9.Partial Indemnity. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Liabilities, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has

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been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith.
10.Non-exclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under any statute, provision of the Company’s Statutes, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that a change in applicable law permits greater indemnification by agreement than would be afforded currently under the Company’s Statutes and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.
11.Liability Insurance; Deductible.
        (a)    To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company or any of its subsidiaries, depending on the Indemnitee’s position therewith, and the Company shall use commercially reasonable efforts to maintain such coverage in effect in accordance with its terms. The Company shall give prompt notice of the commencement of any Proceeding to the insurers in accordance with the procedures set forth in the respective policies and shall thereafter take all necessary actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The Company shall provide to Indemnitee: (i) copies of all potentially applicable directors’ and officers’ liability insurance policies, (ii) a copy of such notice delivered to the applicable insurers, and (iii) copies of all subsequent correspondence between the Company and such insurers regarding the Proceeding, in each case substantially concurrently with the delivery or receipt thereof by the Company.
    (b)    For the avoidance of doubt, the Company’s indemnification obligations under this Agreement shall be limited by the amount of any deductible that may be required to be paid by the Indemnitee under German law.
12.Settlement of Claims. The Company shall not be liable to indemnify the Indemnitee under this Agreement (a) for any amounts paid in settlement of any action or claim effected without the Company’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on, or disclosure obligation with respect to, the Indemnitee without the Indemnitee’s written consent, which consent shall not be unreasonably withheld, except if required by applicable law.
13.Presumptions. Upon submitting a written request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall

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have the burden of proof in making any determination contrary to such presumption. For purposes of this Agreement, to the fullest extent permitted by law, the termination of any Proceeding, action, suit or claim, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not (a) create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein. For the avoidance of doubt, this clause 13 does not apply if the Company claims that there has been a violation of duty by the Indemnitee.
14.Period of Limitations. No legal action shall be brought and no cause of action shall be asserted with respect to any dispute arising out of this Agreement by or on behalf of the Company or any affiliate of the Company against the Indemnitee, the Indemnitee’s spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by law under the circumstances, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern. For the avoidance of doubt, this clause 14 shall not apply to statutory claims of the Company against the Indemnitee, in particular, but not limited to, claims pursuant to Sec. 93 AktG in conjunction with Sec. 39, 40 para. 8 SEAG.
15.Consent and Waiver by Third Parties. The Indemnitee hereby represents and warrants that he or she has obtained all waivers and/or consents from third parties which are necessary to execute and perform this Agreement without being in conflict with any other agreement, obligation or understanding with any such third party. The Indemnitee represents that he or she is not bound by any agreement or any other existing or previous business relationship which conflicts with, or may conflict with, the performance of his or her obligations hereunder or prevent the full performance of his or her duties and obligations hereunder.
16.Amendment of this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.
17.Primacy of Indemnification. Notwithstanding that the Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by other persons (collectively, the “Other Indemnitors”), the Company: (a) shall be the indemnitor of first resort (i.e., its obligations to the Indemnitee are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Indemnitee are secondary); and (b) shall be required to advance the full amount of expenses incurred by the Indemnitee and shall be liable for the full amount of all

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Expenses, without regard to any rights the Indemnitee may have against any of the Other Indemnitors. No advancement or payment by the Other Indemnitors on behalf of the Indemnitee with respect to any claim for which the Indemnitee has sought payment from the Company shall affect the immediately preceding sentence, and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against the Company. The Company and the Indemnitee agree that the Other Indemnitors are express third party beneficiaries of the terms of this Section 17.
18.Subrogation; Attorneys’ Fees. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. In addition to paragraph 6 of this Agreement, if any proceeding is commenced related to or arising out of this Agreement, any prevailing party shall be entitled to have their Expenses in connection with such proceeding paid by the non-prevailing party.
19.No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy, charter, bylaw, vote, agreement or otherwise) of the amounts otherwise indemnifiable hereunder.
20.Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether the Indemnitee continues to serve as a director or officer of the Company or of any other enterprise at the Company’s request.
21.Mandatory Law. Nothing in this Agreement shall exclude, amend or restrict, or be interpreted as excluding, amending or restricting, any claims the Company may have against the Indemnitee pursuant to mandatory law. In particular, the Company’s right to pursue any claim against the Indemnitee according to Sec. 93 AktG in conjunction with Sec. 39, 40 para. 8 SEAG shall not be restricted in any way by this Agreement, and the Indemnitee shall not be entitled to any indemnification or reimbursement of Expenses in connection with such claims other than indemnification of Expenses that is granted by statutory law. This Agreement shall not be construed as waiver or settlement with regard to claims of the Company against the Indemnitee under statutory law.

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22.Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
23.Governing Law. This Agreement shall be governed by and construed and enforced in accordance with German law without giving effect to the principles of conflicts of laws.
24.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
25.Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.
26.Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to the Company at:
[___________________]
[___________________]
[___________________]

and to the Indemnitee at:
________________
________________
________________
________________

Notice of change of address shall be effective only when done in accordance with this Section 27. All notices complying with this Section 27 shall be deemed to have been received on the date of delivery or on the third business day after mailing.
[Remainder of page intentionally left blank]
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first set forth above.

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THE COMPANY:

Spark Networks SE

By:

Name:

Title:

INDEMNITEE:

    Signature

Print Name: ______________________________

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